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                                                                   EXHIBIT 10(N)

                                VOTING AGREEMENT

     In consideration of Texas Instruments Incorporated, a Delaware corporation ("Parent"), Burma Acquisition Corp., a Delaware corporation ("Subsidiary"), and Burr-Brown Corporation, a Delaware corporation (the "Company"), entering into on the date hereof a Merger Agreement, dated as of the date hereof (the "Merger Agreement"), pursuant to which Merger Sub, upon the terms and subject to the conditions thereof, will merge with and into the Company (the "Merger"), and each outstanding share of Company Common Stock will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement) in accordance with the terms of the Merger Agreement, each of the undersigned holders (each, a "Stockholder") of shares of Company Common Stock agrees with each of Parent, Merger Sub and the Company as follows:

     1. During the period (the "Agreement Period") beginning on the date hereof and ending on the earlier of (i) the Effective Time (as defined in the Merger Agreement), and (ii) the date of termination of the Merger Agreement in accordance with its terms, each Stockholder hereby agrees to vote the shares of Company Common Stock set forth opposite its name in SCHEDULE A hereto (the "Schedule A Securities") to approve and adopt the Merger Agreement and the Merger (provided that the Stockholder shall not be required to vote in favor of the Merger Agreement or the Merger if the Merger Agreement has, without the consent of the Stockholder, been amended in any manner that is material and adverse to such Stockholder) and any actions directly and reasonably related thereto at any meeting or meetings of the stockholders of the Company, and at any adjournment thereof or pursuant to action by written consent, at or by which such Merger Agreement, or such other actions, are submitted for the consideration and vote of the stockholders of the Company so long as such meeting is held (including any adjournment thereof) or written consent adopted prior to the termination of the Agreement Period.

     2. During the Agreement Period, each Stockholder hereby agrees that such Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Schedule A Securities in any manner inconsistent with the obligations of such Stockholder under this Agreement.

     3. Each Stockholder hereby represents and warrants to Parent and Merger Sub that as of the date hereof:

          (a) Such Stockholder (i) owns beneficially all of the shares of Company Common Stock set forth opposite the Stockholder's name in SCHEDULE A hereto, (ii) has the full and unrestricted legal power, authority and right to enter into, execute and deliver this Voting Agreement without the consent or approval of any other person, and (iii) has not entered into any voting agreement or other similar agreement with or granted any person any proxy (revocable or irrevocable) in respect of such shares (other than this Voting Agreement).

          (b) This Voting Agreement is the valid and binding agreement of such Stockholder.

          (c) No investment banker, broker or finder is entitled to a commission or fee from such Stockholder or the Company in respect of this Voting Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

     4. If any provision of this Voting Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Voting Agreement.

     5. This Voting Agreement may be executed in two or more counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

     6. The parties hereto agree that if, for any reason, any party hereto shall have failed to perform its obligations under this Voting Agreement, then the party seeking to enforce this Voting Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable

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relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Voting Agreement.

     7. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     8. Each Stockholder will, upon request, execute and deliver any additional documents deemed by Parent to be reasonably necessary or desirable to complete and effectuate the covenants contained herein.

     9. This Agreement shall terminate upon the termination of the Agreement Period.

     10. No Stockholder shall sell, assign, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding in respect of the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Schedule A Securities during the term of this Agreement unless such Stockholder first provides written notice thereof to Parent and obtains a written agreement of the proposed transferee to be bound by the terms of this Agreement.

     11. Parent, Merger Sub and the Company understand and agree that this Agreement pertains only to each Stockholder and not to any of its affiliates, if any, or advisers.

     12. Parent, Merger Sub and the Company severally, but not jointly, represent and warrant to each Stockholder that there is no agreement, understanding or commitment, written or oral, to pay any consideration directly or indirectly in connection with the Merger or otherwise to or for the benefit of any holder of Company Common Stock or options thereon other than as set forth in the Merger Agreement (except, in the case of directors, employees, agents, customers, suppliers or contractors of the Company who are also holders, such consideration as is payable by the Company in the ordinary course of business, and except for amounts payable to officers, directors or employees in connection with or pursuant to any options or option, stock purchase, stock ownership or other employee benefit plans or agreements).

     13. Neither Parent, Merger Sub nor the Company will enter into any agreement with any other stockholder of the Company having a purpose or effect substantially similar to that of this Voting Agreement on financial terms (in respect of such other stockholder) more favorable than the terms of this Voting Agreement.

     14. Any Stockholder who is also a director or officer of the Company will not, by execution of this Agreement, be precluded from exercising his fiduciary duties under applicable Law in his capacity as a director or officer with respect to the Company and nothing herein will limit or affect, or give rise to any liability to a Stockholder by virtue of any actions taken by such Stockholder in his or her capacity as a director or officer of the Company.

     15. Nothing contained in this Voting Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Schedule A Securities. All rights, ownership and economic benefits of and relating to the Schedule A Securities shall remain and belong to the applicable Stockholder and neither Parent, Merger Sub nor the Company shall have any power or authority to direct any Stockholder in the voting of any Schedule A Securities or the performance by any Stockholder of its duties or responsibilities as a stockholder of the Company, except as otherwise provided herein.

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     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of June 21, 2000.

                                            TEXAS INSTRUMENTS INCORPORATED

                                            By:     /s/ M. SAMUEL SELF
                                              ----------------------------------
                                                Name: M. Samuel Self
                                                Title: Senior Vice President and
                                                Controller

                                            BURMA ACQUISITION CORP.

                                            By:     /s/ M. SAMUEL SELF
                                              ----------------------------------
                                                Name: M. Samuel Self
                                                Title: Treasurer

                                            BURR-BROWN CORPORATION

                                            By:     /s/ SYRUS P. MADAVI
                                              ----------------------------------
                                                Name: Syrus P. Madavi
                                                Title: Chairman, President and
                                                CEO

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                                            STOCKHOLDERS:

                                            /s/ THOMAS R. BROWN, JR.
                                            ------------------------------------
                                            Thomas R. Brown, Jr.*

                                            /s/ SYRUS P. MADAVI
                                            ------------------------------------
                                            Syrus P. Madavi

                                            /s/ FRANCIS J. AGUILAR
                                            ------------------------------------
                                            Francis J. Aguilar

                                            /s/ JOHN S. ANDEREGG, JR.
                                            ------------------------------------
                                            John S. Anderegg, Jr.

                                            /s/ MARCELO A. GUMUCIO
                                            ------------------------------------
                                            Marcelo A. Gumucio

                                            /s/ KENNETH G. WOLF
                                            ------------------------------------
                                            Kenneth G. Wolf

                                            /s/ J. SCOTT BLOUIN
                                            ------------------------------------
                                            J. Scott Blouin

     * Individually and (i) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Mary B. Brown, (ii) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Sarah M. Brown Smallhouse and (iii) as general partner of Brown Investment Management Limited Partnership.

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                                   SCHEDULE A
                                       TO
                                VOTING AGREEMENT

STOCKHOLDER                                                   CLASS    NUMBER OF SHARES
-----------                                                   -----    ----------------
Thomas R. Brown, Jr.*.......................................  Common      16,527,631
John S. Anderegg, Jr. ......................................  Common         167,397
Francis J. Aguilar..........................................  Common          50,625
Syrus P. Madavi.............................................  Common          40,000
Kenneth G. Wolf.............................................  Common           1,875
Marcelo A. Gumucio..........................................  Common               0
J. Scott Blouin.............................................  Common               0

     * Individually and (i) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Mary B. Brown, (ii) as trustee of Trust Agreement dated October 3, 1998, under the last will and testament of Helen M. Brown for the benefit of Sarah M. Brown Smallhouse and (iii) as general partner of Brown Investment Management Limited Partnership.

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